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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         August 5, 2005 (August 3, 2005)

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                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

           Maryland                   001-32136                 20-0057959
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
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               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 5, 2005, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing its earnings for quarter ended June 30, 2005, a copy of which is attached hereto as Exhibit 99.1.

ITEM 5.02(d) ELECTION OF DIRECTORS.

         On August 3, 2005, the board of directors (the "Board") of the Company approved an increase in the number of its members from seven directors to nine directors and elected Ms. Karen Edwards and Mr. Kyle Permut as directors to fill the two resulting vacancies. Ms. Edwards was elected to serve in the class of directors whose term expires at the 2006 annual meeting of stockholders. Mr. Permut was elected to serve in the class of directors whose term expires at the 2007 annual meeting of stockholders. The Board has determined that each of Ms. Edwards and Mr. Permut are "independent" directors for purposes of rules of the New York Stock Exchange.

ITEM 8.01    OTHER EVENTS.

         On August 3, 2005, the Board declared a quarterly cash dividend of $0.57 per share of the Company's common stock for the quarter ended June 30, 2005 which is payable on August 31, 2005 to common shareholders of record on August 15, 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       Exhibit Number
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           99.1          Press Release, dated August 5, 2005.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 5, 2005                            ARBOR REALTY TRUST, INC.

                                                  By:    /s/ Frederick C. Herbst
                                                         -----------------------
                                                  Name:  Frederick C. Herbst
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number
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    99.1         Press Release, dated August 5, 2005.